UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 4, 2004

Intelligent Communication Enterprise Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

13 Spottiswoode Park Road
Singapore		088640
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		011-65 6324-0225

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Intelligent Communication Enterprise Corporation has discovered that an incorrect copy of the Second Amended Joint Plan of Reorganization was filed with the Company’s 8-K filed November 12, 2004.  This amendment is being filed in order to file the correct copy of the Second Amended Joint Plan of Reorganization.  The Plan is now of only historical interest, because the Company no longer retains any of the authority granted under the Plan and the corresponding Order of the United States Bankruptcy Court for the Western District of Pennsylvania.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial statements of business acquired:

The financial statements required by this item will be filed by an amendment to this Form 8-K within 71 calendar days from the date hereof.

(c)           Exhibits:

The following documents are being filed herewith by the Company as exhibits to this Current Report on Form 8-K:

Exhibit Number*	Title of Document	Location

2	Plan of Acquisition, Reorganization, Arrangement, Liquidation, or Succession
2.01	Second Amended Joint Plan of Reorganization dated August 3, 2004; United States Bankruptcy Court for the Western District of Pennsylvania	Attached

2.02	Order Approving Joint Second Amended Plan of Reorganization dated October 14, 2004; United States Bankruptcy Court for the Western District of Pennsylvania	Incorporated by reference from the Current Report on Form 8-K filed November 12, 2004

3	Articles of Incorporation and Bylaws
3.01	Amended and Restated Articles of Incorporation of BICO, Inc., as filed with the Secretary of State of Pennsylvania	Incorporated by reference from the Current Report on Form 8-K filed November 12, 2004

3.02	Certificate of Designation Series M Preferred Stock as filed with the Secretary of State of Pennsylvania	Incorporated by reference from the Current Report on Form 8-K filed November 12, 2004

3.03	By-Laws of BICO, Inc. Amended and Restated	Incorporated by reference from the Current Report on Form 8-K filed November 19, 2004

Exhibit Number*	Title of Document	Location

99	Miscellaneous
99.01	Press release of BICO dated November 8, 2004	Incorporated by reference from the Current Report on Form 8-K filed November 12, 2004
_______________
*
All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENT COMMUNICATION
ENTERPRISE CORPORATION
Registrant

Date: November 19, 2010	By:	/s/ Luther Jao
Luther Jao, Chief Executive Officer